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                                   EXHIBIT 4.3

                           SPECIMEN STOCK CERTIFICATE

                                  COMMON STOCK

                          MID-AMERICA BANCSHARES, INC.

     SEE REVERSE FOR
     CERTAIN DEFINITIONS

          INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

     CUSIP ___________

     This Certifies that

     is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES EACH OF $1.00 PAR VALUE OF THE COMMON STOCK

                                       OF

                          MID-AMERICA BANCSHARES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Shares represented hereby are issued and shall be held subject to all of the provisions of the Charter and amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated __________


/s/ David Major                         /s/ Gary L. Scott
-------------------------------------   ----------------------------------------
President                               Chairman of the Board

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                          MID-AMERICA BANCSHARES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common            UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties                       (Cust) (Minor)
JT TEN  - as joint tenants with right    under Uniform Gifts to Minors Act
          of survivorship and not as     (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received. __________________________________________ hereby sells, assigns and transfers unto ____________________________________________________.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________
______________________________________________________________.

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE _________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________, Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     SIGNATURE(S) GUARANTEED

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     The Corporation is authorized to issue different classes of shares and different series within a class. The Corporation will furnish to the holder of this certificate a full statement of the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for any series (and the authority of the Board of Directors to determine variations for future series) on request in writing and without charge.